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                                                                    EXHIBIT 10.7

60274729v1
                        SECOND ADDENDUM TO LEASE CONTRACT

WHEREAS, 5301 Hollister, L.P., a Texas Limited Partnership (hereinafter called "Lessor") and US Dataworks, L.L.C., a Texas Limited Liability Company, formerly known as ALLSTATE DATAWORKS, L.L.C. (hereinafter called "Lessee") entered into that certain Lease Contract, as dated November 18, 1997, (referred to hereafter as the "Lease Agreement") and heretofore amended by that certain Addendum to Lease Contract dated July 1, 1998 (the "First Addendum"; the Lease Contract, as amended by the First Addendum, is herein called the "Lease Agreement"), whereby Lessee agreed to lease from Lessor pursuant to the terms and provisions thereunder the Leased Premises (as defined in said Lease Agreement), now comes Lessor and Lessee with the intent to further amend and modify certain provisions of said Lease Agreement as described below. In the event any provision of this Second Addendum to Lease Contract (referred hereinafter as the "Second Addendum" shall conflict with any provision of the Lease Agreement, then it is the intent of the Parties that this Second Addendum shall control.

                                    RECITALS

This Second Addendum is entered into for the sole purpose of malting only those modifications as elaborated herein, said Lease Agreement shall in all other respects remain in full force and effect and this Second Addendum is not intended to alter or change any other provisions of said Lease Agreement except as stated herein.

WHEREAS, Lessee has commenced its occupancy of the "Leased Premises" (as defined in the Lease Agreement and, WHEREAS, Lessee now desires to renew his existing lease. Lessor and Lessee acknowledge that for the stated consideration given and received herein by each respective party that the following provisions are modified and amended only to the extent necessary to effectuate the Parties intent as described below:

1. LEASED PREMISES/RENTABLE AREA MODIFICATION: Effective November 1, 2000, the "Leased Premises" shall be defined as 3148 square feet of Net Rentable Area per the attached Exhibit "A".

2. TERM: Effective November 1, 2000, the "Term" of this Second Addendum shall be for twelve (12) months, commencing November 1, 2000 and terminating October 31, 2001.

3. BASE RENTAL RATE: Effective November 1, 2000, the Base Rental due under this Second Addendum will increase from $1824.33 per month to $4328.50 per month.

4. RENTAL ADJUSTMENTS: Effective November 1, 2000, a new Base Operating Expense Stop shall be provided equal to a 2000 Base Year.

5. LESSEE'S % OF BUILDING: Effective November 1, 2000, Lessee's Building Expense Percentage shall increase from 2.55% to 4.76%.



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6.       PARKING: Lessor shall provide up to a total of four (4) parking spaces per 1000 sf of NRA leased for Lessee's use in the Building parking areas during the term of the Lease. Covered parking spaces, if available, will be offered at a rate of $35.00/space/month.

         ALL OTHER TERMS AND CONDITIONS OF THE LEASE AGREEMENT, IF NOT EXPLICITLY MODIFIED OR CHANGED BY THIS SECOND ADDENDUM, SHALL REMAIN IN FULL FORCE AND EFFECT

         LESSOR:                             LESSEE:
         5301 HOLLISTER, L.P.,               U S DATAWORKS, INC.
         A TEXAS LIMITED PARTNERSHIP         A DELAWARE CORPORATION

         BY: YANCEY-HAUSMAN 5301 INC.,
         A TEXAS CORPORATION, ITS GENERAL
         PARTNER



         By: /s/ C. Hausman                  By: /s/ Terry E. Stepanik
             ------------------------------      ------------------------------

         Name Printed: Craig R. Hausman      Name Printed:  Terry E. Stepanik
             ------------------------------      ------------------------------

         Title: Vice President               Title: President
             ------------------------------      ------------------------------

         Date: 10.28.00                      Date: 9/22/00
             ------------------------------      ------------------------------






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               INDIVIDUAL RESERVED COVERED PARKING SPACE AGREEMENT
               ---------------------------------------------------

This Agreement is made anal entered into this 18th day of October 2000, by and between US Dataworks (hereinafter called "Lessee") and 5301 Hollister, L.P. (hereinafter called "Lessor").

1. Lessor and Lessee hereby agrees that affective the 1st day of November 2000, Lessee will lease 2 covered parking space(s) (hereinafter referred to as the Parking Space) as set forth on the attached Exhibit A on a month-to-month basis until terminated by either party upon thirty days written notice, at 5300 Hollister, Suite 120, Houston, Texas 77040.

2. Lessee agrees to pay Lessor at 13333 Northwest Freeway, Suite 150, Houston, Texas 77040 the sum of $30.00 per month as Base Rent plus applicable sales tax $2.48 per month as additional rent for each parking space. Base rent and additional rent shall collectively be referred to as Rent. The total Rent of $64.96 shall be due on the first day of each month without offset of deduction. Rent may be adjusted by any required changes in the sales tax rate or by thirty days written notice from Lessor to Lessee.

3. Lessee shall use the leased Parking Space only for the parking of a personal automobile. Lessor shall use its best efforts to make said Parking Space available for Lessee at all times, but cannot guarantee such against abuse by others.

4. To the extent not expressly prohibited by law, Lessee releases Lessor, and its agents, servants and employees, from and waives all claims for injury (including death) or damage to person or property sustained by the Lessee or by any other person. If any damage to the Parking Space or the Building or its parking area or property thereof or appurtenance thereto, whether belonging to Lessor or to other users of the parking area, results from any act or neglect to the Lessee, its agents or invitees, Lessee shall he liable therefore, and Lessor may at its option repair such damage and Lessee shall upon demand by Lessor reimburse Lessor for all costs of such repairs and damages. All personal property belonging to the Lessee or any other occupant of the Parking Space or the Building shall be there at the risk of the Lessee or other occupant only, and Lessor shall not be liable for damage thereto or theft or misappropriation thereof. To the extent not expressly prohibited by law, Lessee agrees to hold Lessor and its agents, servants and employees harmless and to indemnify each of them against claims and liabilities, including reasonable attorneys' fees, for injuries (including death) to any and all persons and damage to or theft or misappropriation or loss of property or occurring in or about the Parking Space or Building arising from Lessee's occupancy of the Parking Space or from any activity, work, or thing done, permitted or suffered by Lessee in or about the Parking Space or Building.

5. During the entire term of this Agreement and any extensions thereof, Lessee shall, at its own expense, maintain a Comprehensive Auto Liability Insurance Policy in the minimum amount as required by law for bodily injury and property damage. At the discretion of Lessor, Lessee shall supply Lessor with either the Comprehensive Auto Liability Insurance Policy required under this Agreement or a certificate evidencing the policy. If



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         Lessee does not furnish Lessor with such evidence upon demand of
         Lessor; Lessor may terminate this Agreement immediately without notice.

LESSOR   Yancey-Hausman & Associates         LESSEE: US Dataworks
         As Managing Agent for
         5301 Hollister, L.P.

By:      B. Calbert                          By: Terry Stepanik
         ------------------------------          -------------------------------


Name:    /s/ Barbara A. Calbert              Name: /s/ Terry Stepanik
         ------------------------------            -----------------------------


Title:   V.P., Prop. Mgmt.                   Title: President
         ------------------------------             ----------------------------


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               INDIVIDUAL RESERVED COVERED PARKING SPACE AGREEMENT
               ---------------------------------------------------

This Agreement is made and entered into this 1st day of May, 1999, by and between Allstate Dataworks (hereinafter cased "Lessee") and 5301 Hollister, L.P. (hereinafter called "Lessor").

1. Lessor and Lessee hereby agree that effective the 1st day of May 1999, Lessee will lease 2 covered parking space(s) (hereinafter to as the Parking Space) as set forth on the attached Exhibit A on a month-to-month basis until terminated by either party upon thirty days written notice, at 5300 Hollister, Suite 420, Houston, Texas 77040.

2. Lessee agrees to pay Lessor at 13405 Northwest Freeway, Suite 325, Houston, Texas 77040 the sum of $30.00 per moth as Base Rent plus applicable sales tax $2.48 per month as additional rent for each parking space. Base rent and additional rent shall collectively be referred to as Rent. The total Rent of $64.96 shall be due on the first day of each month without offset of deduction. Rent may be adjusted by any required charges in the sales tax rate or by thirty days written notice from Lessor to Lessee.

3. Lessee shall use the leased Parking Space only for the parking of a personal automobile. Lessor shall use its best efforts to make said Parking Space available for Lessee at all times, but cannot guarantee such against abuse by others.

4. To the extent not expressly prohibited by law, Lessee releases Lessor, and its agents, servants and employees, from and waives all claims for injury (including death) or damage to person or property sustained by the Lessee or by any other person. If any damage to the Parking Space or the Building or its parking area or property thereof or appurtenance thereto, whether belonging to Lessor or to other users of the parking area, results from any net or neglect to the Lessee, its agents or invitees, Lessee shall be liable therefore, and Lessor may at its option repair such damage and Lessee shall upon demand by Lessor reimburse Lessor for all costs of such repairs and damages. All personal property belonging to the Lessee or any other occupant of the Parking Space or the Building shall be there at the risk of the Lessee or other occupant only, and Lessor shall not be liable for damage thereto or theft or misappropriation thereof. To the extent not expressly prohibited by law, Lessee agrees to hold Lessor and its agents, servants and employees harmless and to indemnify each of them against claims and liabilities, including reasonable attorneys' fees, for injuries (including death) to any and all persons and damage to or theft or misappropriation or loss of property occurring in or about the Parking Space or Building arising from Lessee's occupancy of the Parking Space or from any activity, work, or thing done, permitted or suffered by Lessee in or about the Parking Space or Building.



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5.       During the entire term of this Agreement and any extensions thereof
         Lessee shall, at its own expense, maintain a Comprehensive Auto Liability Insurance Policy in the minimum amount as required by law for bodily injury and property damage. At the discretion of Lessor, Lessee shall supply Lessor with either the Comprehensive Auto Liability Insurance Policy required under this Agreement or a certificate evidencing the policy. If Lessee does not furnish Lessor with such evidence upon demand of Lessor, Lessor may terminate this Agreement immediately without notice.

LESSOR   Yancey-Hausman & Associates           LESSEE: AllstateDataworks
         As Managing Agent for
         5301 Hollister, L.P.

By:      B. Calbert                            By: Terry Stepanik
         ------------------------------            -----------------------------


Name:    /s/ Barbara A. Calbert                Name: /s/ Terry Stepanik
         ------------------------------              ---------------------------


Title:   V.P., Prop. Mgmt.                     Title: General Manager
         ------------------------------               --------------------------